Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution


Collection Period                       November 2, 2000   to  December 1, 2000
Determination Date                      December 8, 2000
Distribution Date                      December 13, 2000

Available Amounts
-----------------

    Scheduled Payments plus Payaheads, net of Excluded Amounts      7,046,946.85
    Prepayment Amounts                                                760,955.81
    Recoveries                                                         23,232.25
    Investment Earnings on Collection Account and Reserve Fund         22,627.91
    Late Charges                                                        5,972.29
    Servicer Advances                                                 567,034.65

    Total Available Amounts                                         8,426,769.76
                                                                    ------------

Payments on Distribution Date
-----------------------------

     Trustee Fees (only applicable pursuant to an Event of Default)        0.00

     Unreimbursed Servicer Advances to the Servicer                        0.00

     Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer  0.00

     Interest due to Class A-1 Notes                                       0.00

     Interest due to Class A-2 Notes                                       0.00

     Interest due to Class A-3 Notes                                 481,045.14

     Interest due to Class A-4 Notes                                 146,800.09

     Interest due to Class B Notes                                    29,058.35

     Interest due to Class C Notes                                    26,985.46

     Interest due to Class D Notes                                    29,539.11

     Class A-1 Principal Payment Amount                                    0.00

     Class A-2 Principal Payment Amount                                    0.00

     Class A-3 Principal Payment Amount                            7,347,395.16

     Class A-4 Principal Payment Amount                                    0.00

     Class B Principal Payment Amount                                419,582.09

     Class C Principal Payment Amount                                      0.00

     Class D Principal Payment Amount                                      0.00

     Additional Principal to Class A-2 Notes                               0.00

     Additional Principal to Class A-3 Notes                               0.00

     Additional Principal to Class A-4 Notes                               0.00

     Additional Principal to Class B Notes                                 0.00

     Additional Principal to Class C Notes                                 0.00

     Additional Principal to Class D Notes                                 0.00

     Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer      0.00
     Deposit to the Reserve Fund                                     (53,635.65)
     Excess to Certificateholder                                           0.00

     Total distributions to Noteholders and Certificateholders     8,426,769.76
     ---------------------------------------------------------     ------------

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------
        Trustee fees due on Distribution Date                                               0.00


Unreimbursed Servicer Advances
------------------------------
        Unreimbursed Servicer Advances                                                      0.00


Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

  (i)   Servicing Fee Percentage                                                            0.40%

  (ii)  ADCB of Contract Pool as of the 1st day of the Collection Period          149,433,931.64

  (iii) Servicing Fee ( ( (i) / 12 ) x  (ii) )                                              0.00

  (iv)  Servicing Fee accrued but not paid in prior periods                                 0.00

        Total Servicing Fee due and accrued ( (iii) + (iv) )                                0.00

        Servicing Fee carried forward                                                       0.00

        Monthly Servicing Fee distributed                                                   0.00


Class A-1 Interest Schedule
---------------------------

        Opening Class A-1 principal balance                                                 0.00
        Class A-1 Interest Rate                                                          4.94795%
        Number of days in Accrual Period                                                      30
        Current Class A-1 interest due                                                      0.00
        Class A-1 interest accrued but not paid in prior periods                            0.00
        Total Class A-1 interest due                                                        0.00
        Class A-1 interest carried forward                                                  0.00

        Class A-1 interest distribution                                                     0.00


Class A-2 Interest Schedule
---------------------------

        Opening Class A-2 principal balance                                                    -
        Class A-2 Interest Rate                                                             5.26%
        Current Class A-2 interest due                                                         -
        Class A-2 interest accrued but not paid in prior periods                            0.00
        Total Class A-2 interest due                                                           -
        Class A-2 interest carried forward                                                  0.00

        Class A-2 interest distribution                                                        -


Class A-3 Interest Schedule
---------------------------

        Opening Class A-3 principal balance                                       104,955,303.92
        Class A-3 Interest Rate                                                             5.50%
        Current Class A-3 interest due                                                481,045.14
        Class A-3 interest accrued but not paid in prior periods                            0.00
        Total Class A-3 interest due                                                  481,045.14
        Class A-3 interest carried forward                                                  0.00

        Class A-3 interest distribution                                               481,045.14


Class A-4 Interest Schedule
---------------------------

        Opening Class A-4 principal balance                                        31,345,216.00
        Class A-4 Interest Rate                                                             5.62%
        Current Class A-4 interest due                                                146,800.09
        Class A-4 interest accrued but not paid in prior periods                            0.00
        Total Class A-4 interest due                                                  146,800.09
        Class A-4 interest carried forward                                                  0.00

        Class A-4 interest distribution                                               146,800.09

Class B Interest Schedule
-------------------------

        Opening Class B principal balance                                                          5,991,412.40
        Class B Interest Rate                                                                              5.82%
        Current Class B interest due                                                                  29,058.35
        Class B interest accrued but not paid in prior periods                                             0.00
        Total Class B interest due                                                                    29,058.35
        Class B interest carried forward                                                                   0.00


        Class B interest distribution                                                                 29,058.35


Class C Interest Schedule
-------------------------
        Opening Class C principal balance                                                          5,012,779.83
        Class C Interest Rate                                                                              6.46%
        Current Class C interest due                                                                  26,985.46
        Class C interest accrued but not paid in prior periods                                             0.00
        Total Class C interest due                                                                    26,985.46
        Class C interest carried forward                                                                   0.00

        Class C interest distribution                                                                 26,985.46


Class D Interest Schedule
-------------------------

        Opening Class D principal balance                                                          3,865,532.00
        Class D Interest Rate                                                                              9.17%
        Current Class D interest due                                                                  29,539.11
        Class D interest accrued but not paid in prior periods                                             0.00
        Total Class D interest due                                                                    29,539.11
        Class D interest carried forward                                                                   0.00

        Class D interest distribution                                                                 29,539.11


Class A-1 Principal Schedule
----------------------------

        Class A-1 Maturity Date                                                                    May 15, 2000
 (i)    Opening Class A-1 principal balance                                                                0.00
 (ii)   Aggregate outstanding principal of Notes plus Overcollateralization Balance              151,170,244.15
 (iii)  ADCB as of last day of the Collection Period                                             141,771,696.22
 (iv)   Monthly Principal Amount ( (ii) - (iii) )                                                  9,398,547.93
        Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                     0.00
        Class A-1 Principal Payment Amount distribution                                                    0.00

        Class A-1 Principal Balance after current distribution                                             0.00


Class A Principal Payment Amount
--------------------------------

 (i)    Aggregate opening Class A-2, A-3 and A-4 Outstanding Principal Amount                    136,300,519.92
 (ii)   Class A Target Investor Principal Amount (90.9583% * ending ADCB)                        128,953,124.76
        Class A Principal Payment Amount                                                           7,347,395.16
        Funds available for distribution                                                           7,347,395.16


Class A-2 Principal Schedule
----------------------------

        Opening Class A-2 principal balance                                                                   -
        Class A-2 Principal Payment Amount distribution                                                    0.00

        Class A-2 principal balance after current distribution                                                -


Class A-3 Principal Schedule
----------------------------

        Opening Class A-3 principal balance                                                      104,955,303.92
        Class A-3 Principal Payment Amount distribution                                            7,347,395.16

        Class A-3 principal balance after current distribution                                    97,607,908.76

Class A-4 Principal Schedule
----------------------------

       Opening Class A-4 principal balance                                                        31,345,216.00
       Class A-4 Principal Payment Amount distribution                                                     0.00

       Class A-4 principal balance after current distribution                                     31,345,216.00


Class B Principal Schedule
--------------------------

        Opening Class B principal balance                                                          5,991,412.40
        Class B Target Investor Principal Amount (3.7674% * ending ADCB)                           5,341,106.88
        Class B Floor                                                                                 47,890.91
        Class B Principal Payment Amount due                                                         650,305.52
        Class B Principal Payment Amount distribution                                                419,582.09

        Class B principal balance after current distribution                                       5,571,830.31


Class C Principal Schedule
--------------------------

        Opening Class C principal balance                                                          5,012,779.83
        Class C Target Investor Principal Amount (3.0139% * ending ADCB)                           4,272,857.15
        Class C Floor                                                                              2,084,210.80
        Class C Principal Payment Amount due                                                         739,992.68
        Class C Principal Payment Amount distribution                                                      0.00

        Class C principal balance after current distribution                                       5,012,779.83


Class D Principal Schedule
--------------------------

        Opening Class D principal balance                                                          3,865,532.00
        Class D Target Investor Principal Amount (1.5070% * ending ADCB)                           2,136,499.46
        Class D Floor                                                                              3,553,112.73
        Class D Principal Payment Amount due                                                         312,419.27
        Class D Principal Payment Amount distribution                                                      0.00

        Class D principal balance after current distribution                                       3,865,532.00


Additional Principal Schedule
-----------------------------
        Floors applicable (Yes/No)                                                                          Yes
        Monthly Principal Amount                                                                   9,398,547.93
        Sum of Principal Payments payable on all classes                                           9,050,042.62
        Additional Principal  payable                                                                348,505.31
        Additional Principal available, if payable                                                         0.00

        Class A-2 Additional Principal allocation                                                          0.00
        Class A-2 principal balance after current distribution                                                -

        Class A-3 Additional Principal allocation                                                          0.00
        Class A-3 principal balance after current distribution                                    97,607,908.76

        Class A-4 Additional Principal allocation                                                          0.00
        Class A-4 principal balance after current distribution                                    31,345,216.00

        Class B Additional Principal allocation                                                            0.00
        Class B principal balance after current distribution                                       5,571,830.31

        Class C Additional Principal allocation                                                            0.00
        Class C principal balance after current distribution                                       5,012,779.83

        Class D Additional Principal allocation                                                            0.00
        Class D principal balance after current distribution                                       3,865,532.00

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

  (i)    Servicing Fee Percentage                                                                           0.40%
  (ii)   ADCB of Contract Pool as of the 1st day of the Collection Period                         149,433,931.64
  (iii)  Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                                    49,811.31
  (iv)   Servicing Fee accrued but not paid in prior periods                                        1,194,655.90
         Total Servicing Fee due and accrued ( (iii) + (iv) )                                       1,244,467.21
         Servicing Fee carried forward                                                              1,244,467.21

         Monthly Servicing Fee distributed                                                                  0.00


Reserve Fund Schedule
---------------------
         ADCB as of the end of the Collection Period                                              141,771,696.22
         Required Reserve Amount (ending ADCB * 0.70%)                                                992,401.87
         Prior month Reserve Fund balance                                                           1,046,037.52
         Deposit to Reserve Fund - excess funds                                                             0.00
         Interim Reserve Fund Balance                                                               1,046,037.52
         Current period draw on Reserve Fund for Reserve Interest Payments                                  0.00
         Current period draw on Reserve Fund for Reserve Principal Payments                            53,635.65
         Excess to Certificateholder                                                                        0.00
         Ending Reserve Fund balance                                                                  992,401.87

         Reserve Fund balance as a percentage of ADCB as of the end of the Collection Period                0.70%

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors


     Class A-1
     ---------
     Class A-1 principal balance                                          0.00
     Initial Class A-1 principal balance                        130,040,761.00

     Note factor                                                   0.000000000


     Class A-2
     ---------
     Class A-2 principal balance                                          0.00
     Initial Class A-2 principal balance                         66,680,434.00

     Note factor                                                   0.000000000


     Class A-3
     ---------
     Class A-3 principal balance                                 97,607,908.76
     Initial Class A-3 principal balance                        135,293,633.00

     Note factor                                                   0.721452345


     Class A-4
     ---------
     Class A-4 principal balance                                 31,345,216.00
     Initial Class A-4 principal balance                         31,345,216.00

     Note factor                                                   1.000000000


     Class B
     -------
     Class B principal balance                                    5,571,830.31
     initial Class B principal balance                            9,663,831.00

     Note factor                                                   0.576565371


     Class C
     -------
     Class C principal balance                                    5,012,779.83
     Initial Class C principal balance                            7,731,065.00

     Note factor                                                   0.648394475


     Class D
     -------
     Class D principal balance                                    3,865,532.00
     Initial Class D principal balance                            3,865,532.00

     Note factor                                                   1.000000000

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations


Cumulative Loss Amount Schedule
-------------------------------

  (i)   Outstanding Principal Amount of the Notes as of the preceding Distribution Date                       151,170,244.15
 (ii)   Overcollateralization Balance as of the preceding Distribution Date                                    (1,736,312.51)
 (iii)  Monthly Principal Amount                                                                                9,398,547.93
 (iv)   Available Amounts remaining after the payment of interest                                               7,713,341.60
  (v)   ADCB as of the end of the Collection Period                                                           141,771,696.22
        Cumulative Loss Amount                                                                                          0.00


Class B Floor Calculation
-------------------------

        Class B Floor percentage                                                                                        1.86%
        Initial ADCB                                                                                          386,553,237.98
        Cumulative Loss Amount for current period                                                                       0.00
        Sum of Outstanding Principal Amount of Class C Notes, Class D Notes and Overcollateralization
        Balance                                                                                                 7,141,999.32
        Class B Floor                                                                                              47,890.91


Class C Floor Calculation
-------------------------

        Class C Floor percentage                                                                                        1.09%
        Initial ADCB                                                                                          386,553,237.98
        Cumulative Loss Amount for current period                                                                       0.00
        Sum of Outstanding Principal Amount of Class D Notes and Overcollateralization Balance                  2,129,219.49
        Class C Floor                                                                                           2,084,210.80


Class D Floor Calculation
-------------------------

        Class D Floor percentage                                                                                        0.47%
        Initial ADCB                                                                                          386,553,237.98
        Cumulative Loss Amount for current period                                                                       0.00
        Overcollateralization Balance                                                                          (1,736,312.51)
        Class D Floor                                                                                           3,553,112.73


Heller Financial, Inc. is the Servicer (Yes/No)                                                                          Yes

An Event of Default has occurred  (Yes/No)                                                                                No


10% Substitution Limit Calculation
----------------------------------

        ADCB as of the Cut-off Date:                                                                          386,553,237.98

        Cumulative DCB of Substitute Contracts replacing materially modified contracts                          5,404,027.98
        Percentage of Substitute Contracts replacing materially modified contracts                                      1.40%

        Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                              No


5% Skipped Payment Limit Calculation
------------------------------------

        The percent of contracts with Skipped Payment modifications                                                     0.08%
        The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                                  No
        Any Skipped Payments have been deferred later than January 1, 2006                                                No

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data


Pool Data
---------
ADCB as of the first day of the Collection Period                                                             149,433,931.64
ADCB as of the last day of the Collection Period                                                              141,771,696.22

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                      27,767.86
Number of Contracts that became Defaulted Contracts during the period                                                      4
Defaulted Contracts as a percentage of ADCB (annualized)                                                                0.24%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                        736,252.71
Number of Prepaid Contracts as of the last day of the Collection Period                                                    4

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                    0.00
Number of Substitute Contracts as of the last day of the Collection Period                                                 0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                             0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                   0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                   23,232.25

Cumulative Servicer Advances paid by the Servicer                                                              16,303,330.23
Cumulative reimbursed Servicer Advances                                                                        15,736,295.58


Delinquencies and Losses                              Dollars                              Percent
------------------------                              -------                              -------

        Current                                   136,143,767.44                           96.03%
        31-60 days past due                         3,350,661.07                            2.36%
        61-90 days past due                         1,091,885.62                            0.77%
        Over 90 days past due                       1,185,382.09                            0.84%
                                                 ---------------                        --------
        Total                                     141,771,696.22                          100.00%

        31+ days past due                           5,627,928.78                            3.97%


  (i)   Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)                               7,173,079.10
 (ii)   Cumulative Recoveries realized on Defaulted Contracts                                                   1,776,416.56
        Cumulative net losses to date  ( (i) - (ii) )                                                           5,396,662.54
        Cumulative net losses as a percentage of the initial ADCB                                                       1.40%